UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 4, 2021

Rent-A-Center, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)

(972) 801-1100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	RCII	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On February 4, 2021, the Company issued a press release providing estimated preliminary financial results for the year ended December 31, 2020.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company has not completed its financial statement reporting process for the fourth quarter. The preliminary estimates discussed in the press release are subject to change upon the completion of the Company’s financial closing procedures, final adjustments and other developments, including audit and review by the Company’s independent registered public accounting firm, that may arise between now and the time the financial results for the fourth quarter and year end are finalized. During the course of that process, the Company may identify items that would require it to make adjustments, which may be material, to the information in the press release. As a result, the preliminary unaudited financial information included in the press release is forward-looking information and is subject to risks and uncertainties, including possible material adjustments to the preliminary financial information.

Item 7.01 Regulation FD Disclosure

The information set forth in Item 2.02 is incorporated by reference into this Item 7.01.

On February 4, 2021, Rent-A-Center, Inc., a Delaware corporation (the “Company”), announced that Radiant Funding SPV LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, intends to offer, subject to market conditions and other factors, $450 million aggregate principal amount of senior unsecured notes due 2029 (the “Notes”) to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act (the “Offering”).

A copy of the press release announcing the Offering is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Offering and the Company’s previously announced acquisition of Acima Holdings, LLC (“Acima”), the Company is providing prospective investors with certain information that has not been previously publicly reported, including certain unaudited pro forma financial information.

The unaudited pro forma financial information is furnished herewith as Exhibit 99.3 and is incorporated herein by reference solely for purposes of this Item 7.01. This information, which has not been previously reported, is excerpted from a preliminary offering memorandum that is being disseminated in connection with the Offering.

The preliminary offering memorandum that is being disseminated in connection with the Offering also includes an update to the Company’s risk factors from its Annual Report on Form 10-K for the year ended December 31, 2019 and risk factors relating to the Company’s indebtedness and the proposed acquisition of Acima. The risk factors are furnished herewith as Exhibit 99.4 and incorporated herein by reference solely for purposes of this Item 7.01.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Recent Developments

Expiration of Hart-Scott-Rodino Waiting Period

Expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) is one of the conditions to consummation of the previously announced acquisition of Acima. The applicable waiting period under the HSR Act expired at 11:59 p.m. on February 3, 2021. The acquisition is currently expected to close in the first quarter of 2021.

COVID-19

As a result of COVID-19 and related jurisdictional ordinances implemented in the United States beginning in the latter half of March 2020 to contain the spread of COVID-19 or mitigate its effects, a significant number of Preferred Lease retail partner locations were temporarily closed, resulting in the initial closure of approximately 65% of our staffed Preferred Lease locations, which operated within those stores. In addition, while the majority of our Rent-A-Center Business stores remained open, due to government orders in certain jurisdictions, beginning in mid-March 2020 we temporarily shut down operations at a small number of stores and approximately 24% of our stores were partially closed. Our partially closed locations operated with closed showrooms, conducting business only through e-commerce web orders and transitioned to a contactless curbside service model or to a ship-from-store model, to the extent permitted by local orders. Some franchise locations and stores in our Mexico operating segment were also temporarily closed or had restricted operations due to COVID-19. All locations in our Rent-A-Center Business, Franchising and Mexico operating segments and staffed Preferred Lease locations temporarily or partially closed at the onset of the pandemic were reopened in the second quarter of 2020. In the latter portion of 2020 and into 2021, the number of COVID-19 cases has increased significantly and certain governmental authorities have imposed or re-imposed restrictions on our business. As of the date of this Current Report on Form 8-K, all locations in our Rent-A-Center Business, Franchising and Mexico operating segments and staffed Preferred Lease locations are providing full in-store services subject to local requirements for sanitization, social distancing and capacity limitations and, in Mexico, certain restrictions regarding hours of operation.

In response to the negative impacts to our business resulting from COVID-19, in 2020, we proactively implemented certain measures to reduce operating expenses and cash flow uses, including implementing temporary executive pay reductions, temporarily furloughing certain employees at our store locations and corporate headquarters, reducing store hours in certain locations, renegotiating real estate leases, reducing inventory purchases and capital expenditures, and, for a brief period of time, suspending further share repurchases. In addition, we implemented additional electronic payment methods for our Rent-A-Center Business and Preferred Lease customers to facilitate contactless transactions.

There are no assurances we will not be subject to future government actions negatively impacting our business as the pandemic progresses. However, while we may also be impacted by deteriorating worldwide economic conditions, including elevated unemployment rates throughout the United States, which could have a sustained impact on discretionary consumer spending, the lease-to-own industry has remained resilient because it provides credit constrained customers with a viable option to obtain merchandise they may not otherwise be able to obtain through other retailers offering financing options.

The information in this Current Report on Form 8-K is being furnished, but shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained herein and in the accompanying Exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology and include, among others, statements concerning our anticipated 2020 financial and operational results and our anticipated acquisition of Acima. However, there can be no assurance that such expectations will occur. The Company's actual future performance could differ materially and adversely from such statements. Factors that could cause or contribute to such material and adverse differences include, but are not limited to: (1) risks relating to the proposed transaction with Acima, including (i) the inability to obtain regulatory approvals required to consummate the transaction with Acima on the terms expected, at all or in a timely manner, (ii) the ability of the Company to obtain the required debt financing pursuant to its commitment letters and, if obtained, the potential impact of the additional debt on the Company’s leverage ratio, interest expense and other business and financial impacts and restrictions due to the additional debt, (iii) the failure of other conditions to closing the transaction and the ability of the parties to consummate the proposed transaction on a timely basis or at all, (iv) the failure of the transaction to deliver the estimated value and benefits expected by the Company, (v) the incurrence of unexpected future costs, liabilities or obligations as a result of the transaction, (vi) the effect of the announcement of the transaction on the ability of the Company or Acima to retain and hire personnel and maintain relationships with retail partners, consumers and others with whom the Company and Acima do business, (vii) the ability of the Company to successfully integrate Acima’s operations, (viii) the ability of the Company to successfully implement its plans, forecasts and other expectations with respect to Acima’s business after the closing and (ix) other risks and uncertainties inherent in a transaction of this size, (2) the impact of the COVID-19 pandemic and related government and regulatory restrictions issued to combat the pandemic, including adverse changes in such restrictions, and impacts on (i) demand for the Company's lease-to-own products, (ii) the Company's retail partners, (iii) the Company's customers and their willingness and ability to satisfy their lease obligations, (iv) the Company's suppliers' ability to satisfy merchandise needs, (v) the Company's coworkers, (vi) the Company's financial and operational performance, and (vii) the Company's liquidity; (3) the general strength of the economy and other economic conditions affecting consumer preferences and spending; (4) factors affecting the disposable income available to the Company's current and potential customers; (5) the appeal of the Company’s new Preferred Dynamix platform to retail partners and consumers; (6) risks related to the Company's virtual lease-to-own business, including the Company's ability to continue to develop and successfully implement the necessary technologies; (7) exposure to potential operating margin degradation due to the higher cost of merchandise in the Company’s Preferred Lease offering and potential for higher merchandise losses; (8) the Company's ability to protect its proprietary intellectual property; (9) increased competition from traditional competitors, virtual lease-to-own competitors, online retailers and other competitors, including subprime lenders; (10) the Company's ability to identify and successfully market products and services that appeal to its current and future targeted customer segments; (11) consumer preferences and perceptions of the Company's brands; (12) changes in the enforcement of existing laws and regulations and the enactment of new laws and regulations adversely affecting the Company's business, including any legislative or regulatory enforcement efforts that seek to re-characterize store-based or virtual lease-to-own transactions as credit sales and to apply consumer credit laws and regulations to the Company's business; (13) the Company's compliance with applicable statutes or regulations governing its businesses; (14) information technology and data security costs; (15) the impact of any breaches in data security or other disturbances to the Company's information technology and other networks and the Company's ability to protect the integrity and security of individually identifiable data of its customers and employees; (16) adjustments identified in connection with the completion of the Company’s financial statement reporting process for the fourth quarter of 2020 and (17) the other risks detailed from time to time in the Company's SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and Exhibit 99.4 to this Current Report on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 4, 2021, Rent-A-Center, Inc. Provides Preliminary Update on 2020 Results
99.2	Press Release, dated February 4, 2021, Rent-A-Center, Inc. Announces Notes Offering
99.3	Unaudited Pro Forma Condensed Combined Financial Information
99.4	Risk Factors
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: February 4, 2021	By:	/S/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Secretary